     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 22, 1999

                                                 REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                               CUMULUS MEDIA INC.
             (Exact name of Registrant as specified in its charter)

             ILLINOIS                             4832                            36-4159663
 (State or other jurisdiction of      (Primary standard industrial              (IRS employer
  incorporation or organization)      classification code number)           identification number)

                             111 EAST KILBOURN AVE.
                                   SUITE 2700
                              MILWAUKEE, WI 53202
                                 (414) 615-2800
  (Address, including zip code, and telephone number, including area code, of
                    Registrant's principal executive office)
                            ------------------------
                               RICHARD W. WEENING
                               EXECUTIVE CHAIRMAN
                              LEWIS W. DICKEY, JR.
                            EXECUTIVE VICE CHAIRMAN
                               CUMULUS MEDIA INC.
                             111 EAST KILBOURN AVE.
                                   SUITE 2700
                              MILWAUKEE, WI 53202
                                 (414) 615-2800
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                                   COPIES TO:

            WILLIAM F. SCHWITTER, ESQ.                          GEORGE R. KROUSE, JR., ESQ.
       PAUL, HASTINGS, JANOFSKY & WALKER LLP                    SIMPSON THACHER & BARTLETT
                  399 PARK AVENUE                                  425 LEXINGTON AVENUE
             NEW YORK, NEW YORK 10022                            NEW YORK, NEW YORK 10017
                  (212) 318-6000                                      (212) 455-2000

                            ------------------------
    APPROXIMATE DATE OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

    If the only securities being registered on this form are being offered pursuant to dividend or interest investment plans, please check the following box. [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] (File No. 333-81225)

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                            ------------------------
                        CALCULATION OF REGISTRATION FEE

-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                                                               PROPOSED MAXIMUM            PROPOSED
                                        AMOUNT TO BE            OFFERING PRICE        MAXIMUM AGGREGATE          AMOUNT OF
TITLE OF SHARES TO BE REGISTERED         REGISTERED              PER SHARE(1)         OFFERING PRICE(1)      REGISTRATION FEE
-------------------------------------------------------------------------------------------------------------------------------
Class A common stock, par value
  $.01 per share...............     1,150,000 shares(2)            $24.125               $27,743,750              $7,784
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457.

(2) Includes 150,000 shares issuable upon exercise of the Underwriters' over-allotment option.
                            ------------------------
    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
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

            INCORPORATION BY REFERENCE OF REGISTRATION STATEMENT ON
                         FORM S-3 (FILE NO. 333-81225)

     Cumulus Media Inc. (the "Company") hereby incorporates by reference into this Registration Statement on Form S-3 in its entirety the Registration Statement on Form S-3 (File No. 333-81225) declared effective on July 21, 1999 by the Securities and Exchange Commission, including each of the documents filed by the Company with the Commission as exhibits thereto.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on July 22, 1999.

                                          CUMULUS MEDIA INC.

                                          By: /s/ RICHARD W. WEENING

                                            ------------------------------------
                                            Richard W. Weening
                                            Executive Chairman

     Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the dates indicated:

                   NAME                                       TITLE                         DATE
                   ----                                       -----                         ----

          /s/ RICHARD W. WEENING              Executive Chairman, Treasurer and         July 22, 1999
------------------------------------------      Director (Principal Executive
            Richard W. Weening                  Officer)

          /s/ RICHARD W. WEENING              Executive Vice Chairman and Director      July 22, 1999
------------------------------------------
           Richard W. Weening,
         As Attorney-In-Fact for
           Lewis W. Dickey, Jr.

          /s/ RICHARD W. WEENING              President and Director                    July 22, 1999
------------------------------------------
           Richard W. Weening,
         As Attorney-In-Fact for
           William M. Bungeroth

          /s/ RICHARD W. WEENING              Vice President and Chief Financial        July 22, 1999
------------------------------------------      Officer (Principal Financial Officer
           Richard W. Weening,                  and Principal Accounting Officer)
         As Attorney-In-Fact for
          Richard J. Bonick, Jr.

          /s/ RICHARD W. WEENING              Director                                  July 22, 1999
------------------------------------------
           Richard W. Weening,
         As Attorney-In-Fact for
             Ralph B. Everett

          /s/ RICHARD W. WEENING              Director                                  July 22, 1999
------------------------------------------
           Richard W. Weening,
         As Attorney-In-Fact for
         Robert H. Sheridan, III

                                 EXHIBIT INDEX

NO.   DESCRIPTION
----  -----------
 5.1  Opinion of Holleb & Coff as to the validity of the
      additional Common Stock.
23.1  Consent of PricewaterhouseCoopers LLP
23.2  Consent of Holleb & Coff (included in Exhibit 5.1)